Exhibit 10.12

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of May 1, 2013, by and among CenterPoint Energy Field Services LP, a Delaware limited partnership (the “Partnership”), CenterPoint Energy Resources Corp., a Delaware corporation (“CERC”), OGE Enogex Holdings LLC, a Delaware limited liability company (“OGEH”), and Enogex Holdings LLC, a Delaware limited liability company (“Bronco”). CERC, OGEH and Bronco are referred to collectively herein as the “Initial Holders.” The Partnership and the Initial Holders are referred to collectively herein as the “Parties.”

WHEREAS, the Initial Holders have acquired, and may (together with their respective Affiliates) acquire in the future, certain Registrable Securities; and

WHEREAS, as an inducement to the willingness of the Initial Holders to hold certain Registrable Securities, the Parties desire to provide certain registration rights to the Initial Holders with respect to any Registrable Securities held by them or their Affiliates upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions.

(a) As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Adverse Disclosure” means public disclosure of material non-public information relating to a significant transaction, which disclosure (i) would be required to be made in any Registration Statement filed with the Commission by the Partnership so that such Registration Statement would not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) would not be required to be made at such time but for the filing of such Registration Statement; and (iii) would, in the good faith judgment of the Partnership’s Board of Directors, have a material adverse effect upon the Partnership’s ability to complete such significant transaction or upon the terms on which such significant transaction could be completed.

“Affiliate” has the meaning set forth in the Partnership Agreement.

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Board of Directors” has the meaning set forth in the Partnership Agreement.

“Bronco” has the meaning set forth in the preamble.

“Business Day” has the meaning set forth in the Partnership Agreement.

“CERC” has the meaning set forth in the preamble.

“CERC Contribution Agreement” has the meaning set forth in the Master Formation Agreement.

“CNP” means CenterPoint Energy, Inc., a Texas corporation.

“CNP Services Agreement” has the meaning set forth in the Master Formation Agreement.

“CNP Transitional Seconding Agreement” has the meaning set forth in the Master Formation Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Units” has the meaning set forth in the Partnership Agreement.

“Conflicts Committee” has the meaning set forth in the Partnership Agreement.

“Delaying Event” means a significant negative development in the capital markets conditions that causes the Board of Directors, in good faith, to conclude that the consummation of an Initial Public Offering would have a material adverse effect on the Partnership.

“Demand Notice” has the meaning set forth in Section 2(b)(ii).

“Demand Registration” has the meaning set forth in Section 2(b)(ii).

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Period” has the meaning set forth in Section 2(b)(iii).

“EH II LLC Agreement” has the meaning set forth in the Master Formation Agreement.

“EH Contribution Agreement” has the meaning set forth in the Master Formation Agreement.

“Employee Transition Agreement” has the meaning set forth in the Master Formation Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means the date that an IPO Registration Statement is filed with the Commission (or, if applicable, submitted to the Commission confidentially).

“General Partner” has the meaning set forth in the Partnership Agreement.

“General Partner Interest” has the meaning set forth in the Partnership Agreement.

“GP LLC Agreement” has the meaning set forth in the Master Formation Agreement.

“Group Member” has the meaning set forth in the Partnership Agreement.

“Holder” means (i) any Initial Holder who holds Registrable Securities; or (ii) any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 9(g) hereof.

“Incentive Distribution Right” has the meaning set forth in the Partnership Agreement.

“Indemnified Persons” has the meaning set forth in Section 6(a).

“Initial Bronco Amount” has the meaning set forth in the Partnership Agreement.

“Initial Holders” has the meaning set forth in the preamble.

“Initial Public Offering” means the registration by the Partnership of any Partnership Interests, including Common Units, pursuant to a Registration Statement that is filed and declared effective under the Securities Act.

“Initiating Holder” has the meaning set forth in Section 2(b)(ii).

“IPO Date” means the pricing of the first sale of Common Units in the Initial Public Offering.

“IPO Filing Deadline” means the first anniversary of the date of this Agreement.

“IPO Registration” has the meaning set forth in Section 2(a)(i).

“IPO Registration Statement” has the meaning set forth in Section 2(a)(i).

“Lock-Up Period” has the meaning set forth in Section 3(o).

“Losses” has the meaning set forth in Section 6(a).

“Master Formation Agreement” means that certain Master Formation Agreement dated as of March 14, 2013 among CNP, OGE, Bronco Midstream Holdings, LLC, a Delaware limited liability company, and Bronco Midstream Holdings II, LLC, a Delaware limited liability company, and to which the General Partner, the Partnership and Bronco are bound, as it may be further amended, supplemented or restated from time to time.

“OGE” means OGE Energy Corp., an Oklahoma corporation.

“OGE Services Agreement” has the meaning set forth in the Master Formation Agreement.

“OGE Transitional Seconding Agreement” has the meaning set forth in the Master Formation Agreement.

“OGEH” has the meaning set forth in the preamble.

“Omnibus Agreement” has the meaning set forth in the Master Formation Agreement.

“Parties” has the meaning set forth in the preamble.

“Partnership” has the meaning set forth in the preamble.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of the date hereof, as it may be further amended, supplemented or restated from time to time.

“Partnership Group” has the meaning set forth in the Partnership Agreement.

“Partnership Interest” has the meaning set forth in the Partnership Agreement.

“Person” has the meaning set forth in the Partnership Agreement.

“Piggyback Notice” has the meaning set forth in Section 2(c)(i).

“Piggyback Registration” has the meaning set forth in Section 2(c)(i).

“Piggyback Request” has the meaning set forth in Section 2(c)(i).

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or known to the Partnership to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all information incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means any Partnership Interest other than the General Partner Interest and the Incentive Distribution Rights; provided, however, that “Registrable Securities” shall not include any such securities (i) that have been sold or disposed of in accordance with an effective Registration Statement covering such Registrable Securities; (ii) are held by any Group Member; (iii) that have been sold or disposed of in accordance with Rule 144; or (iv) that have been sold or disposed of in a private transaction in which the registration rights conferred by this Agreement have not been transferred in compliance with Section 9(g) hereof.

“Registration Expenses” has the meaning set forth in Section 5.

“Registration Statement” means a registration statement in the form required to register the sale or resale of the Registrable Securities under the Securities Act, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all information incorporated by reference or deemed to be incorporated by reference in such registration statement (other than a registration statement relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or an offering on any registration statement form that does not permit secondary sales).

“Rule 144”, “Rule 158”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430A”, “Rule 430B” and “Rule 430C” mean, in each case, such rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and, except as provided herein, fees and disbursements of counsel or any other advisor for any Holder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to the procedures set forth herein.

“Shelf Registration Statement” means a “shelf” Registration Statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders, of the Registrable Securities pursuant to Rule 415.

“Sponsor Party” has the meaning set forth in the Partnership Agreement.

“Sponsor Party Demand Notice” has the meaning set forth in Section 2(b)(i).

“Sponsor Party Demand Registration” has the meaning set forth in Section 2(b)(i).

“Sponsor Party Holder” means each of CERC and OGEH and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred by CERC or OGEH in compliance with Section 9(g) hereof.

“Sponsor Party Initiating Holder” has the meaning set forth in Section 2(b)(i).

“Suspension” has the meaning set forth in Section 2(d)(iv).

“Trading Market” means the principal national securities exchange on which the Common Units are or will be listed or admitted to trading, as determined by the Board of Directors.

“Transaction Documents” means, collectively, the Master Formation Agreement, the CERC Contribution Agreement, the CNP Services Agreement, the CNP Transitional Seconding Agreement, the Employee Transition Agreement, the EH II LLC Agreement, the GP LLC Agreement, the OGE Services Agreement, the OGE Transitional Seconding Agreement, the Omnibus Agreement, the Partnership Agreement, the Letter Agreement re: Initial Budget and the EH Contribution Agreement.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

(b) The following rules of construction will govern the interpretation of this Agreement: (i) “days,” “months,” and “years” will mean calendar days, months and years unless otherwise indicated; (ii) “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (iii) article and section titles do not affect interpretation; (iv) “hereof,” “herein,” and “hereunder” and words of similar meaning refer to this Agreement as a whole and not to any particular provision of this Agreement; (v) “$” means United States dollars; and (vi) the schedules and annexes attached to this Agreement are hereby incorporated by reference into this Agreement and form part hereof.

(c) The Parties have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Agreement, and no rule of strict construction will be applied against any Party. This Agreement will not be interpreted or construed to require any Person to take any action, or fail to take any action, if to do so would violate any applicable law.

2. Registration.

(a) Registration.

(i) As soon as practicable following the date of this Agreement, but in any event prior to the IPO Filing Deadline, the Partnership shall prepare and file with the Commission a Registration Statement (an “IPO Registration Statement”) on Form S-1 (or any appropriate registration form under the Securities Act selected by the Partnership) for an Initial Public Offering (“IPO Registration”).

(ii) Subject to Section 2(c)(ii), (A) the Holders shall be permitted to include for registration in the IPO Registration Statement, on the same terms and conditions as the primary Common Units proposed to be offered and sold for the account of the Partnership, the number of Registrable Securities as they may request and (B) if the Initial Public Offering contemplates an “over-allotment option,” Bronco shall be permitted to include in such over-allotment option a number of Registrable Securities held by Bronco up to 100% of the securities subject to such over-allotment option. Bronco’s rights for inclusions of its Registrable Securities in the Initial Public Offering shall have priority over the inclusion of securities of any Sponsor Party.

(iii) The Partnership shall use reasonable best efforts to cause the IPO Registration Statement to become effective under the Securities Act and to consummate the Initial Public Offering (including registering the Common Units under the Exchange Act and causing the Common Units to be listed on the Trading Market) as promptly as reasonably practicable, but (except in the case of a Delaying Event as set forth in Section 2(a)(iv)) not later than 180 days following the Filing Date.

(iv) Notwithstanding any other provision of this Section 2(a), the Partnership shall not be required to consummate an Initial Public Offering pursuant to this Section 2(a) for so long as a Delaying Event has occurred and is determined to be continuing, provided that the Delaying Event shall not delay the consummation of the Initial Public Offering for more than 90 days past the IPO Filing Deadline, without the prior written consent of Bronco (which shall not be unreasonably withheld). To exercise an extension due to a Delaying Event, the General Partner shall provide to Bronco a certificate executed by a senior executive officer of the General Partner stating that the Board of Directors has determined in good faith that a Delaying Event has occurred. Once the Delaying Event no longer exists, the Partnership shall use reasonable best efforts to promptly cause the IPO Registration Statement to become effective. During the extended period caused by the Delaying Event, the Partnership shall use reasonable best efforts to continue to update the IPO Registration Statement and work with the Commission so that the IPO Registration Statement can be declared effective promptly upon the expiration of the extended period.

(b) Demand Registration Rights.

(i) Demand Registrations of Sponsor Party Holders. At any time following the date that is 180 days after the IPO Date, any Sponsor Party Holder that holds Registrable Securities (the “Sponsor Party Initiating Holder”) shall have the option and right, exercisable by delivering a written notice to the Partnership (a “Sponsor Party Demand Notice”), to require the Partnership to, pursuant to the terms of and subject to the limitations contained in this Agreement, prepare and file with the Commission a Registration Statement registering the offering and sale of all or any portion of such Sponsor Party Holder’s Registrable Securities, which may, at the option of the Initiating Holder, be a Shelf Registration Statement (the “Sponsor Party Demand Registration”).

(ii) Demand Registrations of Bronco. At any time following the date that the Partnership is first eligible to file a registration statement under Form S-3 (or any equivalent or successor form under the Securities Act), Bronco, for as long as it holds Registrable Securities (together with any Sponsor Party Initiating Holder, an “Initiating Holder”), shall have the option and right, exercisable by delivering a written notice to the Partnership (together with a Sponsor Party Demand Notice, a “Demand Notice”), to require the Partnership to, pursuant to the terms of and subject to the limitations contained in this Agreement, prepare and file with the Commission a Registration Statement registering the offering and sale of all or any portion of Bronco’s Registrable Securities, which may, at the option of Bronco, be a Shelf Registration Statement (an “Bronco Demand Registration” and, together with a Sponsor Party Demand Registration, a “Demand Registration”).

(iii) Within ten Business Days of the receipt of the Demand Notice, the Partnership shall give written notice of such Demand Notice to all other Holders that hold the same class of securities as the Registrable Securities and shall, subject to the limitations of this

Section 2(b), use reasonable best efforts to file a Registration Statement covering all of the Registrable Securities that such Holders shall in writing request (such request to be given to the Partnership within ten Business Days of written receipt of such notice of the Demand Notice given by the Partnership pursuant to this Section 2(b)(iii)) to be included in such Demand Registration as promptly as reasonably practicable as directed by the Initiating Holder in accordance with the terms and conditions of the Demand Notice and use reasonable best efforts to cause such Registration Statement to become effective under the Securities Act and remain effective under the Securities Act for not less than six months following the Effective Date or such longer period ending when all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”).

(iv) Subject to the other limitations contained in this Agreement, the Partnership shall not be obligated hereunder to effect more than (A) one Demand Registration pursuant to Section 2(b)(ii) in any 12-month period, (B) three Demand Registrations on Form S-3 (or any equivalent or successor form under the Securities Act) pursuant to Section 2(b)(i) or (C) two Demand Registrations on Form S-3 (or any equivalent or successor form under the Securities Act) pursuant to Section 2(b)(ii).

(v) Notwithstanding any other provision of this Section 2(b), the Partnership shall not be required to effect a registration or file a Registration Statement pursuant to this Section 2(b): (A) during the period starting with notice to the Holder of the intent to file a Registration Statement under Sections 2(b)(iii) or 2(c)(i) (which shall occur no earlier than 60 days prior to a good faith estimate, with the approval of the Board of Directors, of the date of filing of such Registration Statement) and ending on a date 90 days after the effective date of, a Partnership-initiated registration; provided that the Partnership uses reasonable best efforts to cause such registration statement to become effective; (B) for a period of up to 90 days after the date of a Demand Notice for registration pursuant to this Section 2(b) if at the time of such request the Partnership is currently engaged in a self-tender or exchange offer and the filing of a Registration Statement would cause a violation of the Exchange Act; or (C) for a period of up to 90 days, if the Conflicts Committee, proceeding in good faith, determines that the filing of a Registration Statement would require an Adverse Disclosure; provided, that, in such event, the Holders requesting such Demand Registration may withdraw such request and, if withdrawn, such request will not count as one of the permitted Demand Registrations hereunder and the Partnership will pay all expenses (including reasonable attorneys fees) in connection with such registrations; provided, further, that the Partnership may delay a Demand Registration hereunder only once in any 12 month period.

(vi) Notwithstanding any other provision of this Section 2(b), if (A) the Holders intend to distribute the Registrable Securities covered by a Demand Registration by means of an underwritten public offering and (B) the managing underwriter or managing underwriters of such offering advise the Partnership in writing that, in their opinion, the inclusion of all of such Holders’ Registrable Securities in the subject Registration Statement would have a material adverse effect on the marketability of the offering, then the Partnership shall so advise all Holders of such Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced to equal the number of Registrable Securities that such managing underwriter or managing underwriters advise the Partnership can be sold without having such material adverse effect. The aggregate number of Registrable Securities to be included in such Demand Registration as a result of the reduction described in the immediately preceding sentence shall be (A) in the case of a Sponsor Party Demand Registration, reduced pro rata among the Holders seeking to include their Registrable Securities in the underwriting, based, for each such Holder, on the percentage derived by dividing (x) the number of Registrable Securities owned by such Holder by (y) the total number of Registrable Securities owned by all the Holders seeking to include their Registrable Securities in the underwriting, or (B) in the case of a Bronco Demand Registration, allocated first to Bronco based on the number of Registrable Securities proposed to be sold by Bronco. If there remains availability for additional Registrable Securities to be included in such Bronco Demand Registration, the aggregate number of Registrable Securities to be included in such Bronco Demand Registration shall be allocated among the Holders other than Bronco seeking to include their Registrable Securities in the underwriting on a pro rata basis based on the percentage derived by dividing (x) the number of Registrable Securities owned by such Holder by (y) the total number of Registrable Securities owned by such other Holders (excluding Bronco) seeking to include their Registrable Securities in the underwriting. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(vii) The Partnership may include in any such Demand Registration other Partnership securities for sale for its own account or for other Holders as provided herein; provided that if the managing underwriter for the offering determines that the number of securities proposed to be offered in such offering would have a material adverse effect on the marketability of such offering, then the Registrable Securities to be sold by the Holders shall be included in such registration before any Partnership securities proposed to be sold for the account of the Partnership or any other Person.

(viii) Subject to the limitations contained in this Agreement, the Partnership shall effect any Demand Registration on Form S-3 (except if the Partnership is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such Demand Registration shall be effected on another appropriate form for such purpose pursuant to the Securities Act) and if the Partnership becomes, and is at the time of its receipt of a Demand Notice, a WKSI, the Demand Registration for any offering and selling of Registrable Securities through a firm commitment underwriting shall be effected pursuant to an Automatic Shelf Registration Statement, which shall be on Form S-3 or any equivalent or successor form under the Securities Act (if available to the Partnership).

(ix) Without limiting Section 3, in connection with any Demand Registration pursuant to and in accordance with this Section 2(b), the Partnership shall (A) promptly prepare and file or cause to be prepared and filed: (1) such additional forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents, as may be necessary or advisable to register or qualify the securities subject to such Demand Registration, including under the securities laws of such states as the Holders shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Partnership would become subject to general service of process or to taxation or qualification to do business in such jurisdiction solely as a result of registration and (2) such forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents as may be necessary to apply for listing or to list the Registrable Securities subject to such Demand

Registration on the Trading Market and (B) do any and all other acts and things that may be necessary or appropriate or reasonably requested by the Holders to enable the Holders to consummate a public sale of such Registrable Securities in accordance with the intended timing and method or methods of distribution thereof.

(x) In the event a Holder transfers Registrable Securities included on a Registration Statement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such Holder, the Partnership shall amend or supplement such Registration Statement or related Prospectus as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Registration Statement.

(c) Piggyback Registration.

(i) If the Partnership shall at any time propose to file a Registration Statement, other than pursuant to a Demand Registration, for an offering of Common Units for cash (whether in connection with a public offering of Common Units by the Partnership, a public offering of Common Units by unitholders, or both, but excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or an offering on any registration statement form that does not permit secondary sales), the Partnership shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least ten Business Days before) the anticipated initial filing date of such Registration Statement (the “Piggyback Notice”). The Piggyback Notice shall offer the Holders the opportunity to include for registration in such Registration Statement the number of Common Units constituting Registrable Securities as they may request (a “Piggyback Registration”). The Partnership shall use reasonable best efforts to include in each such Piggyback Registration such Registrable Securities for which the Partnership has received written requests within five Business Days after mailing of the Piggyback Notice (“Piggyback Request”) for inclusion therein. If a Holder decides not to include all of its Common Units constituting Registrable Securities in any Registration Statement thereafter filed by the Partnership, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Partnership with respect to offerings of Common Units, all upon the terms and conditions set forth herein.

(ii) If the Registration Statement under which the Partnership gives notice under this Section 2(c) is for an underwritten offering, the Partnership shall so advise the Holders of Registrable Securities. In such event, the right of any Holder to be included in a registration pursuant to this Section 2(c) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. If the managing underwriter or managing underwriters of such offering advise the Partnership that, in their opinion, the inclusion of all of such Holders’ Registrable Securities in the subject Registration Statement would have a material adverse effect on the marketability of the offering, then the Partnership shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced to equal the number of Registrable Securities that such managing underwriter or managing underwriters advise the Partnership can be sold without having such material adverse effect. The aggregate number of Registrable Securities to be included in such underwriting as a result of the reduction described in the immediately preceding sentence shall be allocated (i) first to Bronco based on the number of Registrable Securities proposed to be sold by Bronco, and, subject to the Partnership’s need for capital and without reducing the number of Common Units to be issued by the Partnership in such underwritten offering, Bronco shall have the right to include a number of Registrable Securities equal to 25% of the total number of Common Units proposed to be sold, and (ii) second, among the other Holders seeking to include their Registrable Securities in the underwriting on a pro rata basis based on the percentage derived by dividing (x) the number of Registrable Securities owned by such Holder by (y) the total number of Registrable Securities owned by such other Holders (excluding Bronco) seeking to include their Registrable Securities in the underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Partnership and the managing underwriter(s) delivered on or prior to the time of pricing of such offering. For the avoidance of doubt, the securities to be sold for the account of the Partnership pursuant to this section 2(c) shall be included in such underwriting before any Registrable Securities to be sold by any Holders or any other Person. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(iii) The Partnership shall have the right to terminate or withdraw any registration initiated by it under this Section 2(c) prior to the Effective Date of such Registration Statement whether or not any Holder has elected to include Registrable Securities in such Registration Statement. The registration expenses of such withdrawn registration (including reasonable attorneys fees of the Holders that elected to include Registrable Securities in such Registration Statement) shall be borne by the Partnership in accordance with Section 5 hereof.

(d) General Provisions.

(i) All registration rights granted under this Section 2 shall continue to be applicable with respect to any Holder for so long as may be required for each such Holder to sell all of the Registrable Securities held by such Holder as provided in this Agreement.

(ii) Any Demand Notice or Piggyback Request shall (i) specify the Registrable Securities intended to be offered and sold by the Holder making the request, (ii) express such Holder’s present intent to offer such Registrable Securities for distribution, (iii) describe the nature or method of the proposed offer and sale of Registrable Securities, and (iv) contain the undertaking of such Holder to provide all such information and materials and take all action as may reasonably be required in order to permit the Partnership to comply with all applicable requirements in connection with the registration of such Registrable Securities.

(iii) The Partnership has not entered into any agreement which (a) conflicts with the provisions hereof in any material respect or (b) would allow any Holder to include Registrable Securities in any Registration Statement filed by the Partnership on a basis that is superior or more favorable in any material respect to the rights granted to the Holders hereunder.

(iv) Notwithstanding any provision of this Agreement to the contrary, the Partnership may voluntarily suspend the effectiveness of any Shelf Registration Statement or may otherwise require the discontinuance of offers under the Shelf Registration Statement for a period of up to 90 days if the Conflicts Committee, proceeding in good faith, determines the offering of any Registrable Securities pursuant to such Shelf Registration Statement would require an Adverse Disclosure (a “Suspension”); provided, however, that in no event shall the Partnership effect Suspensions under this Section 2(d)(iv) for more than an aggregate of 180 days in any 12-month period. The Partnership shall notify each Holder eligible to sell Registrable Securities under such Shelf Registration Statement promptly of any Suspensions and, upon receipt of such notice, each such Holder shall forthwith discontinue disposition of such Registrable Securities under such Shelf Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Shelf Registration Statement or until it is advised in writing by the Partnership that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Shelf Registration Statement. In addition, the Partnership shall promptly notify each Holder of the termination or lifting of any such Suspension.

3. Registration Procedures. The procedures to be followed by the Partnership and each Holder electing to sell Registrable Securities included in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Partnership and such Holders, with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:

(a) The Partnership will, at least five Business Days prior to the anticipated filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (other than amendments and supplements filed principally for the purpose of naming Holders and providing information with respect thereto), (i) furnish to such Holders copies of all such documents proposed to be filed and (ii) give good faith consideration to such comments as any Holder reasonably shall propose.

(b) The Partnership will use reasonable best efforts to (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for its Effectiveness Period and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the applicable Holders; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Holders as Selling Holders.

(c) The Partnership will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(d) The Partnership will use reasonable best efforts to notify such Holders promptly: (i)(A) when the Commission notifies the Partnership whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Partnership shall provide true and complete copies thereof and all written responses thereto to each of such Holders and in good faith consider such Holder’s comments in the Registration Statement); and (B) with respect to each Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to such Holders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Partnership of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of (but not the nature or details concerning) any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Partnership shall be required pursuant to this clause (v) in the event that the Partnership either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading).

(e) The Partnership will use reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable time, or if any such order or suspension is made effective during any Suspension period, at the earliest practicable time after the Suspension period is over.

(f) During the Effectiveness Period, the Partnership will furnish to each such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Partnership will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(g) The Partnership will promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Holder may reasonably request during the Effectiveness Period. The Partnership consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h) The Partnership will have caused or will cause, as the case may be, all Registrable Securities registered pursuant to this Agreement to be listed on the Trading Market and will have provided or will provide, as the case may be, a transfer agent and registrar for Registrable Securities covered by a Registration Statement not later than the Effective Date of such Registration Statement and for as long as Registrable Securities covered by a Registration Statement remain outstanding.

(i) The Partnership will cooperate with such Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request in writing.

(j) Upon the occurrence of any event contemplated by Section 3(d)(v), as promptly as reasonably possible, the Partnership will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) Such Holders may distribute the Registrable Securities by means of an underwritten offering; provided that (i) such Holders provide written notice to the Partnership of their intention to distribute Registrable Securities by means of an underwritten offering, (ii) the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein, (iii) the managing underwriter or managing underwriters thereof shall either be one of the lead underwriters of the Initial Public Offering or otherwise be subject to the approval of the Partnership (which shall not be unreasonably withheld), (iv) each Holder participating in such underwritten offering agrees to enter into an underwriting agreement in customary form and sell such Holder’s Registrable Securities on the basis provided in any reasonable underwriting arrangements approved by the Partnership and (v) each Holder participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably and customarily required under the terms of such underwriting arrangements, provided, that, no Holder included in any underwritten registration shall be required to make any representations or warranties to the Partnership or the underwriters (other than representations and warranties regarding such Holder) or to undertake any indemnification obligations to the Partnership or the underwriters except as provided in Section 6. The Partnership hereby agrees with each Holder that, in connection with any underwritten offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using reasonable best efforts to procure customary legal opinions and auditor “comfort” letters.

(l) In the event such Holders seek to complete an underwritten offering, for a reasonable period prior to the filing of any Registration Statement and throughout the Effectiveness Period, the Partnership will make available upon reasonable notice at the Partnership’s principal place of business or such other reasonable place for inspection by the Selling Holder and the managing underwriter or managing underwriters selected in accordance with Section 3(k) such financial and other information and books and records of the Partnership, and cause the officers, employees, counsel and independent certified public accountants of the Partnership to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act.

(m) In connection with any registration of Registrable Securities pursuant to this Agreement, the Partnership will take such reasonable best actions as are necessary or advisable in order to expedite or facilitate the disposition of Registrable Securities by such Holders, including using reasonable best efforts to cause appropriate officers and employees to be available, on a customary basis and upon reasonable notice, to meet with prospective investors in presentations, meetings and road shows.

(n) The Partnership will have no obligation to include in a Registration Statement or Piggyback Registration Registrable Securities of a Holder who has failed to timely furnish such information requested in writing by the Partnership no less than 10 days prior to the effective date of the Registration Statement, which, in the opinion of counsel to the Partnership, is reasonably required in order for the Registration Statement or related Prospectus to comply with the Securities Act, provided that if the Registration Statement is not yet effective, the Partnership agrees to amend the Registration Statement to include the Registrable Securities of a Holder when such information is provided.

(o) In connection with any Initial Public Offering of Common Units, each Holder hereby agrees that such Holder shall enter into a standard lock-up agreement covering such Registrable Securities and for a period specified by the managing underwriter or managing underwriters (the “Lock-Up Period”); provided, however, that the Lock-Up Period with respect to Bronco shall not exceed 180 days following the closing date of the offering of Common Units. In addition, if (A) during the last 17 days of the Lock-Up Period, the Partnership issues an earnings release or material news or a material event relating to the Partnership occurs or (B) prior to the expiration of the Lock-Up Period, the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 3(o) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Partnership or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Partnership or the representative of the underwriters of Common Units, each Holder shall provide, within five Business Days of such request, such information as may be reasonably and customarily required by the Partnership or such representative in connection with the completion of any public offering of the Common Units pursuant to a Registration Statement, unless such Holder reasonably believes that such information constitutes material and non-public information or such Holder is otherwise subject to confidentiality obligations with respect to the requested information. The obligations described in this Section 3(o) shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Partnership may impose stop-transfer instructions with respect to the Common Units subject to the foregoing restriction until the end of the Lock-Up Period.

(p) The Partnership will use its reasonable best efforts to comply with the securities laws of the United States and other applicable jurisdictions and all applicable rules and regulations of the Commission and comparable governmental agencies in other applicable jurisdictions and make generally available to the Holders, in each case as soon as practicable after the Effective Date (it being understood that the Partnership shall have until at least 410 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Partnership’s fiscal year, 455 days after the end of the Partnership’s then-current fiscal quarter), an earnings statement of the Partnership (which need not be audited) complying with the provisions of Section 11(a) of the Securities Act (including, at the option of the Partnership, Rule 158).

4. Bronco IPO Consultation. The Board of Directors will determine all matters related to the Initial Public Offering and the related registration process. The Parties acknowledge and agree that the Sponsor Parties and Bronco each desire for the Initial Public Offering to be implemented upon terms and conditions that are consistent with prevailing market terms for the public offering of equity securities of comparable master limited partnerships at the time such Initial Public Offering is implemented. In furtherance of this desire, the Sponsor Parties, the General Partner and the Partnership agree that such IPO Registration shall be implemented in good faith at such prevailing market terms, including with respect to the applicable distribution coverage ratio, as determined in consultation with the managing underwriter at the time of the Initial Public Offering. For so long as Bronco holds at least the Initial Bronco Amount, Bronco shall be involved in planning and negotiating the terms of the Initial Public Offering or such other registration process, including, without limitation, in determining the percentage of the Partnership to be offered to the public and the valuation metrics associated with the Initial Public Offering or such registration process. To that end, Bronco will be included in any applicable working group list with respect to an Initial Public Offering and will be given notice of, and an opportunity to participate in, all discussions between the Partnership and/or any Sponsor Party or Affiliate of a Sponsor Party and any banker, underwriter or other third party regarding management preparation, pricing and other material matters related to the Initial Public Offering and the related registration process. Notwithstanding anything in this Agreement to the contrary, the rights provided to Bronco in the two immediately preceding sentences shall not be transferable in connection with any transfer of Registrable Securities by Bronco.

5. Registration Expenses. All Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with any IPO Registration, Demand Registration or Piggyback Registration (excluding any Selling Expenses) shall be borne by the Partnership, whether or not any Registrable Securities are sold pursuant to a Registration Statement. “Registration Expenses” shall include, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market, (B) in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc. and (C) in compliance with applicable state securities or “Blue Sky” laws), (ii) printing expenses (including expenses of printing certificates for Common Units and of printing prospectuses if the printing of prospectuses is reasonably requested by a Holder included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and expenses of counsel (including local and special), auditors and accountants (including the expenses of any “cold comfort” letters required or incidental to the performance of such obligations) for the Partnership, (v) Securities Act liability insurance, if the Partnership so desires such insurance, (vi) fees and expenses of all other Persons retained by the Partnership in connection with the consummation of the transactions contemplated by this Agreement, (vii) the costs and expenses related to investor presentations on any road show undertaken in connection with the marketing of the Common Units, including, expenses associated with any electronic road show, travel and lodging expenses of the officers and employees of the General Partner or any Group Member, (viii) the costs and expenses of qualifying the Common Units for inclusion in the book-entry settlement system of the DTC and (ix) the fees and expenses of the transfer agent and registrar. Except as provided herein, all Selling Expenses shall be borne by the Selling Holders pro rata in proportion to the number of Registrable Securities sold by each Selling Holder or as they may otherwise agree; provided, however, that any and all reasonable fees and expenses of counsel incurred by Bronco in connection with the IPO Registration shall be borne by the Partnership, provided that such reimbursed fees and expenses shall not, in the aggregate, exceed $250,000 if the IPO Date occurs on or before December 31, 2013, which amount shall increase by $25,000 per quarter (and partial quarter) after December 31, 2013 until the IPO Date occurs.

6. Indemnification.

(a) By the Partnership. If underwriters are engaged in connection with any registration referred to in Section 2, the Partnership shall provide indemnification, representations, covenants, opinions and other assurances to the underwriters in form and substance reasonably satisfactory to such underwriters and the Partnership. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, in addition to and not in limitation of the Partnership’s obligations under Section 7.7 of the Partnership Agreement, to the fullest extent permitted by applicable law, the Partnership shall indemnify and hold harmless each Selling Holder, its officers, directors and each Person who controls the Holder (within the meaning of the Securities Act), and any agent thereof (collectively, “Indemnified Persons”) from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), based upon, arising out of or resulting from any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, preliminary prospectus, final prospectus or issuer free writing prospectus under which any Registrable Securities were registered or sold by such Selling Holder under the Securities Act, or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Partnership shall not be liable to any Indemnified Person to the extent that any such Loss arises out of, is based upon or results from an untrue statement or alleged untrue statement or omission or alleged omission so made in such Registration Statement, preliminary prospectus, final prospectus or issuer free writing prospectus in reliance upon or in conformity with written information furnished to the Partnership by or on behalf of such Selling Holder specifically for use in the preparation thereof.

(b) By Each Selling Holder. Each Selling Holder agrees, to the fullest extent permitted by law, to severally and not jointly, indemnify and hold harmless the Partnership, the General Partner’s officers and its directors and each Person who controls the Partnership (within the meaning of the Securities Act) and any agent thereof to the same extent as the foregoing indemnity from the Partnership to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in such Registration Statement, preliminary prospectus, final prospectus or free writing prospectus and any indemnification hereunder will be limited to the amount of net proceeds received from the sale of Registrable Securities by such Holder under such Registration Statement.

7. Facilitation of Sales Pursuant to Rule 144.

(a) Upon effectiveness of a Registration Statement with the Commission, the Partnership shall use reasonable best efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.

(b) The Parties agree that, as of the date of this Agreement, it is the intent of the Parties that the ownership, operation and management of the Partnership will be structured so that Bronco will not be considered an “affiliate” (as such term is defined in Rule 144) of the Partnership. In connection therewith on or before the 91st day following the IPO Closing Date, subject to compliance with applicable law and so long as Bronco together with its Affiliates (i) owns less than 15% of the Common Units, and (ii) has no right to designate any member of the Board of Directors, the Partnership will remove any transfer restrictions with respect to Common Units owned by Bronco, including providing such authorizations, directions and legal opinions as may be reasonably requested by the transfer agent that authorize the removal of any restrictive legends on such Common Units and/or directing the transfer agent to issue such Common Units without any such legend upon sale by Bronco of such Common Units.

8. Limitation on Subsequent Registration Rights. From and after the date hereof, the Partnership shall not, without the prior written consent of Bronco (for so long as it is a Holder) and the Holders of a majority of the then outstanding Registrable Securities, enter into any agreement with any current or future holder of any securities of the Partnership that would allow such current or future holder to require the Partnership to include securities in any registration statement filed by the Partnership on a basis that is senior in any way to the registration rights granted to the Initial Holders hereunder.

9. Miscellaneous.

(a) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Partnership of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(d), such Holder shall forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement or until it is advised in writing by the Partnership that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Partnership may provide appropriate stop orders to enforce the provisions of this Section 9(a).

(b) Recapitalization, Exchanges, etc. Affecting the Common Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all Partnership Interests or any successor or assign of the Partnership (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, including any equity securities that may be issued in exchange for Registrable Securities in connection with any merger, consolidation or other business combination involving the Partnership and any of its subsidiaries, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement. The Partnership will not take any action, or permit any change to occur, with respect to the terms of its securities that would materially and adversely affect the ability of the Holders to include Registrable Securities in a registration undertaken pursuant to this Agreement or that would adversely affect the marketability of such Registrable Securities in any such registration.

(c) Change of Control. The Partnership shall not merge, consolidate or combine with any other Person unless the agreement providing for such merger, consolidation or combination expressly provides for the continuation of the registration rights specified in this Agreement with respect to the Registrable Securities or other equity securities issued pursuant to such merger, consolidation or combination.

(d) Specific Performance. Damages in the event of breach of this Agreement by a Party may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Party, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the Parties hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief (including the requirement to post bond). The existence of this right will not preclude any such Party from pursuing any other rights and remedies at law or in equity which such Party may have.

(e) Amendments. This Agreement may be amended only by means of a written amendment signed by (i) the Partnership, (ii) the Holders of 66 2/3% of the then-outstanding Registrable Securities and (iii) for so long as it is a Holder, Bronco; provided, however, that no such amendment shall adversely affect the rights of any Holder hereunder without the consent of such Holder.

(f) Notices. All notices, demands, requests and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Person at the address described below:

(i) if to a Holder, at (A) the most current mailing or email address given by such Holder to the Partnership in accordance with the provisions of this Section 9(f), which addresses initially are, with respect to the Holders, set forth opposite each Holder’s name on the signature page hereto;

(ii) if to a transferee of a Holder, to such Holder at the mailing address or email address provided pursuant to this Section 9(f); and

(iii) if to the Partnership, to each of the following: (A) 1111 Louisiana Street, Houston, Texas 77002 or Email: Gary.Whitlock@CenterPointEnergy.com, Attention: Chief Financial Officer and (B) 321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma 73101-0321 or Email: trauscrs@oge.com, Attention: Sean Trauschke, notice of which is given in accordance with the provisions of this Section 9(f).

The terms “in writing,” “written communications,” “written notice” and words of similar import shall be deemed satisfied under this Agreement by use of email and other forms of electronic communication. All such notices and communications shall be deemed to have been received (i) at the time delivered by hand, if personally delivered; (ii) the date of transmission, if such notice or communication is delivered via facsimile or email prior to 5:00 p.m. Central Time on a Business Day; (iii) the first Business Day after the date of transmission, if such notice or communication is delivered via facsimile or email (A) on a day other than a Business Day or (B) later than 5:00 p.m. Central Time on a Business Day and earlier than 11:59 p.m. Central Time on such date; or (iv) when actually received, if sent by any other means.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 9(g), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Partnership and the Holders. Notwithstanding anything in the foregoing to the contrary (but subject to the last sentence of Section 4), the registration rights of a Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent (but only with all related obligations) with respect to such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by such Holder to a transferee of such Registrable Securities; provided (i) the transfer of the underlying Registrable Securities was made in accordance with the terms of the Partnership Agreement; (ii) the Partnership is, promptly after such transfer, furnished with written notice of the name, mailing address and email address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned; and (iii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement. The Partnership may not assign its respective rights or obligations hereunder without the prior written consent of each of the Holders.

(h) Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the Parties, notwithstanding that all such Parties are not signatories to the original or the same counterpart. Each Party shall become bound by this Agreement immediately upon affixing its signature hereto.

(i) Applicable Law; Forum, Venue and Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to the principles of conflicts of law that would request an application of another state’s laws. Each of the Parties:

(i) irrevocably agrees that any claims, suits, actions or proceedings (A) arising out of or relating in any way to this Agreement (including any claims, suits or actions to interpret, apply or enforce the provisions of this Agreement or the duties, obligations or liabilities among the Parties, or the rights or powers of, or restrictions on, the Parties) or (B) asserting a claim arising pursuant to any provision of the Delaware Act shall be exclusively brought in the Court of Chancery of the State of Delaware (or, if such court does not have subject matter jurisdiction, any other court located in the State of Delaware with subject matter jurisdiction), in each case regardless of whether such claims, suits, actions or proceedings sound in contract, tort, fraud or otherwise, are based on common law, statutory, equitable, legal or other grounds, or are derivative or direct claims;

(ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding;

(iii) agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or of any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper;

(iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding; and

(v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law.

(j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(k) Invalidity of Provisions. If any provision or part of a provision of this Agreement is or becomes for any reason, invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions and/or parts thereof contained herein shall not be affected thereby and this Agreement shall, to the fullest extent permitted by law, be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions and/or part shall be reformed so that it would be valid, legal and enforceable to the maximum extent possible.

(l) Facsimile Signatures. The use of facsimile or electronic signatures affixed in the name and on behalf of the Party executing is expressly permitted by this Agreement.

(m) Entire Agreement. This Agreement, together with the other Transaction Documents, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby or in the other Transaction Documents, whether oral or written. Without limiting the foregoing, each of the Parties acknowledges and agrees that (i) this Agreement is being executed and delivered in connection with each of the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) the performance of this Agreement and the other Transaction Documents and expected benefits herefrom and therefrom are a material inducement to the willingness of the Parties to enter into and perform this Agreement and the other Transaction Documents and the transactions described herein and therein, (iii) the Parties would not have been willing to enter into this Agreement in the absence of the entrance into, performance of, and the economic interdependence of, the Transaction Documents, (iv) the execution and delivery of this Agreement and the other Transaction Documents and the rights and obligations of the parties hereto and thereto are interrelated and part of an integrated transaction being effected pursuant to the terms of this Agreement and the other Transaction Documents, (v) irrespective of the form such documents have taken, or otherwise, the transactions contemplated by this Agreement and the other Transaction Documents are necessary elements of one and the same overall and integrated transaction, (vi) the transactions contemplated by this Agreement and by the other Transaction Documents are economically interdependent and (vii) such Party will cause any of its successors or permitted assigns to expressly acknowledge and agree to this Section 9(m) prior to any assignment or transfer of this Agreement, by operation of law or otherwise.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

CENTERPOINT ENERGY FIELD SERVICES LP

	By:	CNP OGE GP LLC,
its General Partner

	By:	/s/ David M. McClanahan
Name: David M. McClanahan
Title: Interim Chairman

1111 Louisiana Street	CENTERPOINT ENERGY RESOURCES CORP.
Houston, TX 77002
Attention: Chief Financial Officer	By:	/s/ Gary L. Whitlock
Fax: 713.207.9680		Name: Gary L. Whitlock
Gary.Whitlock@CenterPointEnergy.com		Title: Executive Vice President and Chief
Financial Officer

321 North Harvey	OGE ENOGEX HOLDINGS LLC
P.O. Box 321
Oklahoma City, Oklahoma 73101-0321	By:	OGE Energy Corp., its Sole Member
Attention: Sean Trauschke
Fax: 405.553.3760	By:	/s/ Sean Trauschke
trauscrs@oge.com		Name: Sean Trauschke
Title: Vice President and Chief Financial Officer

c/o ArcLight Capital Partners, LLC	ENOGEX HOLDINGS LLC
200 Clarendon Street, 55th Floor
Boston, Massachusetts 02117	By:	/s/ Robb E. Turner
Attention: Christine M. Miller		Name: Robb E. Turner
Fax: 617.867.4698		Title: Vice President
cmiller@arclightcapital.com

[Signature Page to Registration Rights Agreement]